EXHIBIT 99.1

          EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented here because Sierra Pacific Resources (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2008		2007		2007		2006		2005		2008
Net Income Applicable to Common Stock	$210,975		$193,583		$197,295		$277,451		$82,237		$214,687

Interest charges	213,500		210,037		279,788		311,088		284,927		283,251
Income taxes	99,146		96,796		87,555		145,605		43,118		89,905
Depreciation and amortization	185,656		174,787		235,532		228,875		214,662		246,401

EBITDA	$709,277		$675,203		$800,170		$963,019		$624,944		$834,244

EBITDA/Interest Expense	3.32	x	3.21	x	2.86	x	3.10	x	2.19	x	2.95	x
Debt/EBITDA	6.77	x	6.59	x	5.31	x	4.16	x	6.20	x	5.76	x

Sierra Pacific Resources

Net interest expense	$213,500		$210,037		$279,788		$311,088		$284,927		$283,251

Long-Term debt	$4,793,078		$4,337,745		$4,137,864		$4,001,542		$3,817,122		$4,793,078
Current maturities of long term debt	9,794		109,614		110,285		8,348		58,909		9,794
Total Debt	$4,802,872		$4,447,359		$4,248,149		$4,009,890		$3,876,031		$4,802,872

Nevada Power Company
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2008		2007		2007		2006		2005		2008
Net Income	$165,482		$161,280		$165,694		$224,540		$132,734		$169,896

Interest charges	130,732		132,155		174,667		176,612		134,657		173,244
Income taxes	80,942		83,498		78,352		117,510		63,995		75,796
Depreciation and amortization	120,855		112,745		152,139		141,585		124,098		160,249

EBITDA	$498,011		$489,678		$570,852		$660,247		$455,484		$579,185

EBITDA/Interest Expense	3.81	x	3.71	x	3.27	x	3.74	x	3.38	x	3.34	x
Debt/EBITDA	5.99	x	5.48	x	4.44	x	3.61	x	4.88	x	5.15	x

Nevada Power Company

Net interest expense	$130,732		$132,155		$174,667		$176,612		$134,657		$173,244

Long-Term debt	$2,975,201		$2,677,193		$2,528,141		$2,380,139		$2,214,063		$2,975,201
Current maturities of long term debt	8,656		7,971		8,642		5,948		6,509		8,656
Total Debt	$2,983,857		$2,685,164		$2,536,783		$2,386,087		$2,220,572		$2,983,857

Sierra Pacific Power Company
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2008		2007		2007		2006		2005		2008
Net Income	$68,052		$57,528		$65,667		$57,709		$52,074		$76,191

Interest charges	51,458		45,199		60,735		71,506		69,067		66,994
Income taxes	29,423		24,468		26,009		27,829		28,379		30,964
Depreciation and amortization	64,801		62,043		83,393		87,279		90,569		86,151

EBITDA	$213,734		$189,238		$235,804		$244,323		$240,089		$260,300

EBITDA/Interest Expense	4.15	x	4.19	x	3.88	x	3.42	x	3.48	x	3.89	x
Debt/EBITDA	6.05	x	6.40	x	5.03	x	4.39	x	4.14	x	4.97	x

Sierra Pacific Power Company

Net interest expense	$51,458		$45,199		$60,735		$71,506		$69,067		$66,994

Long-Term debt	$1,292,867		$1,110,166		$1,084,550		$1,070,858		$941,804		$1,292,867
Current maturities of long term debt	1,139		101,643		101,643		2,400		52,400		1,139
Total Debt	$1,294,006		$1,211,809		$1,186,193		$1,073,258		$994,204		$1,294,006